Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668
Supplement dated
July 27, 2023
to the
Distillate Small/Mid Cash Flow ETF (DSMC)
Summary Prospectus, dated October 4, 2022, as previously supplemented and Prospectus and Statement of Additional Information (“SAI”),
each dated August 22, 2022, as previously supplemented
a series of ETF Series Solutions

Effective on August 8, 2023, the Distillate Small/Mid Cash Flow ETF (the “Fund”) will transfer its primary listing to the New York Stock Exchange and will no longer be listed on the NYSE Arca, Inc. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NYSE Arca, Inc. will be changed to refer to the New York Stock Exchange.

Please retain this Supplement for future reference.